UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 6, 2005

(Date of earliest event reported): December 1, 2005

Silverleaf Resorts, Inc.

(Exact name of registrant as specified in its charter)

Texas

 (State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166

 (Registrant’s telephone number, including area code)

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 1, 2005, the Registrant issued a press release stating that it knew of no reason for the recent increase in the trading activity of its common stock on the American Stock Exchange.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on December 1, 2005 responding to increased activity in trading of its common stock on the American Stock Exchange.
_______________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: December 6, 2005	SILVERLEAF RESORTS, INC.

By: /S/ HARRY J. WHITE, JR.
Name: Harry J. White, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*99.1	Press Release issued by the Registrant on December 1, 2005 responding to increased activity in trading of its common stock on the American Stock Exchange.